SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the registrant
Filed by a party other than the registrant |_|

Check the appropriate box:
[ ]      Preliminary proxy statement
[x]      Definitive proxy statement
[ ]      Definitive additional materials
[ ]      Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                           PHSB Financial Corporation
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                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X]    No fee required
  [ ]    Fee computed on table below per Exchange  Act Rules  14a-6(i)(1)  and
         0-11.

     (1)  Title of each class of securities to which transaction applies:
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     (2)  Aggregate number of securities to which transaction applies:
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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
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     (4)  Proposed maximum aggregate value of transaction:
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     (5)  Total fee paid:
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  [ ] Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:
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         (2) Form, Schedule or Registration Statement No.:
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         (3) Filing Party:
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         (4) Date Filed:
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                     [PHSB FINANCIAL CORPORATION LETTERHEAD]



March 24, 2003


To Our Stockholders:

         We are pleased to invite you to the Annual Meeting of Stockholders of PHSB Financial Corporation (the "Company") to be held at Chippewa Township Municipal Building, 2811 Darlington Road, Chippewa Township, Pennsylvania, on Thursday, April 24, 2003 at 9:00 a.m., local time.

         The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, I will report on the operations of the Company. Directors and officers of the Company, as well as a representative of S.R. Snodgrass, A.C., Certified Public Accountants, will be present to respond to any questions you may have.

         You will be asked to elect two directors and to ratify the appointment of S.R. Snodgrass, A.C., as the Company's independent accountants for the fiscal year ended December 31, 2003. The Board of Directors has unanimously approved each of these proposals and recommends that you vote FOR them.

         Your vote is important, regardless of the number of shares you own and regardless of whether you plan to attend the Annual Meeting. I encourage you to read the enclosed proxy statement carefully and sign and return your enclosed proxy card as promptly as possible because a failure to do so could cause a delay in the Annual Meeting and additional expense to the Company. A postage-paid return envelope is provided for your convenience. This will not prevent you from voting in person, but it will assure that your vote will be counted if you are unable to attend the Annual Meeting. If you do decide to attend the Annual Meeting and feel for whatever reason that you want to change your vote at that time, you will be able to do so. However, if you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your recordholder to vote personally at the Meeting. Additionally, if you are planning to attend the Annual Meeting, please let us know by marking the appropriate box on the proxy card.

                                      Sincerely yours,



                                      /s/James P. Wetzel, Jr.
                                      -----------------------
                                      James P. Wetzel, Jr.
                                      President and Chief Executive Officer

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                                            PHSB FINANCIAL CORPORATION
                                                 744 SHENANGO ROAD
                                         BEAVER FALLS, PENNSYLVANIA  15010
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                                     NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                           TO BE HELD ON APRIL 24, 2003
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         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of PHSB Financial Corporation (the "Company"), will be held at Chippewa Township Municipal Building, 2811 Darlington Road, Chippewa Township, Pennsylvania, on Thursday, April 24, 2003 at 9:00 a.m., local time, for the following purposes:

1.   To elect two directors of the Company; and

2.   To  ratify  the  appointment  of  S.R.   Snodgrass,   A.C.  as  independent
     accountants of the Company for the fiscal year ending December 31, 2003;

all as set forth in the Proxy Statement accompanying this notice, and to transact such other business as may properly come before the Meeting and any adjournments. The Board of Directors is not aware of any other business to come before the Meeting. Stockholders of record at the close of business on March 7, 2003 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

         A copy of the Company's Annual Report for the year ended December 31, 2002 is enclosed.

         YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WE ENCOURAGE YOU TO VOTE BY PROXY SO THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE MEETING EVEN IF YOU CANNOT ATTEND. ALL STOCKHOLDERS OF RECORD CAN VOTE BY WRITTEN PROXY CARD. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

                                        BY ORDER OF THE BOARD OF DIRECTORS




                                        /s/John M. Rowse
                                        ----------------
                                        John M. Rowse
                                        Secretary
Beaver Falls, Pennsylvania
March 24, 2003

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IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
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                                 PROXY STATEMENT
                                       OF
                           PHSB FINANCIAL CORPORATION
                                744 SHENANGO ROAD
                        BEAVER FALLS, PENNSYLVANIA 15010
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                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 24, 2003

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                                     GENERAL
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         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of PHSB Financial Corporation (the "Company") to be used at the Annual Meeting of Stockholders which will be held at Chippewa Township Municipal Building, 2811 Darlington Road, Chippewa Township, Pennsylvania, on Thursday, April 24, 2003, at 9:00 a.m., local time (the "Meeting"). The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being first mailed to stockholders on or about March 24, 2003. The Company is the parent company of Peoples Home Savings Bank (the "Bank"). The Company was formed as a corporation chartered under the laws of the Commonwealth of Pennsylvania in August 2001 at the direction of the Bank to acquire all of the outstanding stock of the Bank issued in connection with the Bank's plan of conversion and reorganization from the mutual holding company form of organization to a full stock corporation.

         All properly executed written proxies that are delivered pursuant to this proxy statement will be voted on all matters that properly come before the Meeting for a vote. If your signed proxy specifies instructions with respect to matters being voted upon, your shares will be voted in accordance with your instructions. If no instructions are specified, your shares will be voted (a) FOR the election of two directors named in Proposal 1, (b) FOR Proposal 2 (ratification of independent public accountants); and (c) in the discretion of the proxy holders, as to any other matters that may properly come before the Meeting (including any adjournments). Your proxy may be revoked at any time prior to being voted by: (i) filing with the Corporate Secretary of the Company (John M. Rowse, 744 Shenango Road, Beaver Falls, Pennsylvania 15010) written notice of such revocation, (ii) submitting a duly executed proxy bearing a later date, or (iii) attending the Meeting and giving the Secretary notice of your intention to vote in person.

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                         VOTING STOCK AND VOTE REQUIRED
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         The Board of Directors has fixed the close of business on March 7, 2003 as the record date for the determination of stockholders who are entitled to notice of, and to vote at, the Meeting. On the record date, there were 2,930,749 shares of the Common Stock. Each stockholder of record on the record date is entitled to one vote for each share held.

         The Articles of Incorporation of the Company (the "Articles of Incorporation") provides that, in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Articles of Incorporation and includes shares beneficially owned by such person or any of his or her affiliates (as such terms are defined in the Articles of Incorporation), or which such person or any of his or her affiliates has the right to acquire upon the exercise of conversion rights or options and shares as to which such person or any of his or her affiliates or associates have or share investment or voting power, but neither any employee stock ownership or similar plan of the Company or any subsidiary, nor any trustee with respect thereto or any affiliate of such trustee (solely by reason of such capacity of such trustee), shall be deemed, for purposes of the Articles of Incorporation, to beneficially own any Common Stock held under any such plan.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the "Broker Non- Votes") will not be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, the proxy being provided by the Board enables a stockholder to vote for the election of the nominees as submitted as Proposal 1, proposed by the Board, or to withhold authority to vote for the nominees being proposed. Directors are elected by a plurality of votes of the shares present in person or represented by proxy at a meeting and entitled to vote in the election of directors.

         As to the ratification of the independent auditors, which is submitted as Proposal 2, a stockholder may: (i) vote "FOR" the ratification; (ii) vote "AGAINST" the ratification; or (iii) "ABSTAIN" with respect to the ratification. Proposal 2 and any other matters shall be determined by a majority of the total votes cast affirmatively or negatively on such matters without regard to (a) Broker Non-Votes or (b) proxies marked "ABSTAIN" as to that matter.

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                                PRINCIPAL HOLDERS
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         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The following table sets forth, as of the record date, persons or groups who own more than 5% of the Common Stock. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the record date.

                                                               Percent of Shares
                                        Amount and Nature of    of Common Stock
Name and Address of Beneficial Owner    Beneficial Ownership     Outstanding(%)
------------------------------------    --------------------     --------------

Peoples Home Savings Bank
Employee Stock Ownership Plan ("ESOP")
744 Shenango Road
Beaver Falls, Pennsylvania 15010 (1)         295,113                 10.1

Malta Hedge Fund II, L.P.
Malta Hedge Fund, L.P.
Malta Partners II, L.P.
Malta Partners, L.P.
Malta Offshore, Ltd.
Sandler O'Neill Asset Management LLC
SOAM Holdings, LLC
Mr. Terry Maltese                            165,700(2)               5.7
780 Third Avenue, 30th Floor
New York, New York 10017

-------------------------
(1) The ESOP purchased such shares for the exclusive benefit of plan participants with funds borrowed from the Company. These shares are held in a suspense account and will be allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. The Bank's board of directors (the "Bank's Board") has appointed a committee consisting of directors John C. Kelly and John M. Rowse to serve as the ESOP administrative committee ("ESOP Committee") and to serve as the ESOP Trustees ("ESOP Trustees"). The ESOP Committee or the board instructs the ESOP Trustees regarding investment of ESOP plan assets. The ESOP Trustees must vote all shares allocated to participants accounts under the ESOP as directed by participants. Unallocated shares and shares for which no timely voting director is received, will be voted by the ESOP Trustee as directed by the Bank's Board or the ESOP Committee. As of the record date, 80,514 shares have been allocated under the ESOP to participant accounts.

(2) The information as to Malta Hedge Fund, L.P. ("MHF), Malta Partners II, L.P. ("MP II"), Malta Hedge Fund II, L.P. ("MHF II"), Sandler O'Neill Asset Management, LLC ("Sandler O'Neill"), SOAM Holdings, LLC ("SOAM"), Malta Offshore LTD ("MO") and Terry Maltese ("Maltese") is derived from a Schedule 13D, filed January 24, 2003, which states that as of January 14, 2003, MHF, MP II, MHF II, Sandler O'Neill, SOAM, MO and Maltese had shared voting and shared dispositive power with respect to 14,250 shares, 31,300 shares, 86,958 shares, 165,700 shares, 132,500 shares,
         33,200 shares, and 165,700 shares, respectively. The Schedule 13D also states that MHF II, MHF, and MP II, each have the power to dispose of and to vote the stock beneficially owned by it, which power may be exercised by its general partner, Holdings. Holdings is a party to a management agreement with SOAM pursuant to which SOAM shares the power to dispose of and to vote the shares of Common Stock beneficially owned by Holdings. Mr. Maltese, as President and Managing member of Holdings and SOAM, shares the power to dispose of and to vote the shares of Common Stock beneficially owned by Holdings and SOAM. Holdings, SOAM and Maltese disclaims direct ownership of the Common Stock.

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             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
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         Section 16(a) of the Securities and Exchange Act of 1934, as amended, requires the Company's directors, executive officers, and beneficial owners of more than 10% of the Company's Common Stock, to file reports of ownership and changes in ownership of their equity securities of the Company with the Securities and Exchange Commission and to furnish the Company with copies of such reports. To the best of the Company's knowledge, all of the filings by the Company's directors and executive officers were made on a timely basis during the 2002 fiscal year. The Company is not aware of any other persons who may have failed to file on a timely basis any required report.

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                       PROPOSAL I - ELECTION OF DIRECTORS
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         The Articles of Incorporation requires that the Board of Directors be divided into three classes. The directors are elected by the stockholders of the Company for staggered three-year terms, or until their successors are elected and qualified. The Board of Directors currently consists of seven members, each of whom serve as a director of the Company and the Bank. Two directors will be elected at the Meeting to serve for a three-year term or until a successor has been elected and qualified.

         John C. Kelly and John M. Rowse (the "Nominees") have been nominated by the Board of Directors to serve for a term of three years. All Nominees are currently members of the Board of Directors. The persons named as proxies in the enclosed proxy card intend to vote for the election of the Nominees, unless the proxy card is marked to indicate that such authorization is expressly withheld. Should any of the Nominees withdraw or be unable to serve (which the Board of Directors does not expect) or should any other vacancy occur in the Board of Directors, it is the intention of the persons named in the enclosed proxy card to vote for the election of such person as may be recommended to the Board of Directors by the Nominating Committee of the Board. If there is no substitute nominee, the size of the Board of Directors may be reduced.

         The following table sets forth information with respect to the Nominees and the other sitting directors, including for each their name, age, the year they first became a director of the Bank or the Company, the expiration date of their current term as a director, and the number and percentage of shares of the Common Stock beneficially owned. Beneficial ownership of executive officers and directors of the Company, as a group, is also shown.

                                                                                           Shares of
                                                                                          Common Stock
                                                   Year First          Current            Beneficially
                                                   Elected or          Term to            Owned as of         Percent
          Name and Title              Age(1)      Appointed(2)          Expire            March 7, 2003       Owned (%)
          --------------              ------      ------------          ------            -------------       ---------

                                          BOARD NOMINEES FOR TERMS TO EXPIRE IN 2006
John C. Kelly, Director                 72            1973               2003              77,746(3)(4)(5)     2.6

John M. Rowse, Director                 55            1976               2003              13,553(3)(4)(5)       *

                                                DIRECTORS CONTINUING IN OFFICE

Douglas K. Brooks, Director             72            1972               2004              42,803(4)(5)        1.5

Emlyn Charles, Director                 77            1977               2004              32,741(4)(5)        1.1

Joseph D. Belas, Director               56            2001               2005              36,311(4)(5)        1.2

Howard B. Lenox, Director               71            1977               2005              51,400(4)(5)        1.7

James P. Wetzel, Jr.                    58            1986               2005             113,024(5)           3.8
President, Chief Executive
Officer and Director

                                         NAMED EXECUTIVE OFFICER WHO IS NOT A DIRECTOR

Richard E. Canonge, Vice                40                                                 54,498(5)           1.8
President - Finance, Treasurer
and Chief Financial Officer
All Executive Officers and Directors                                                      489,321(6)          15.5
  as a Group (11 persons)

-------------------------------------
(1)  At December 31, 2002.

(2) Refers to the year the individual first became a director of the Bank, or the predecessor company, PHS Bancorp, Inc.

(3) Excludes 295,113 shares held by the ESOP over which such directors, as trustees to the ESOP exercise shared voting and investment power. Such individuals serving as trustees disclaim beneficial ownership with respect to such shares.

(4) Excludes 49,720 unvested shares previously awarded but subject to forfeiture held by the Bank's 1998 restricted stock plan and 2002 restricted stock plan over which such directors, as trustees to restricted stock plans exercise shared voting and investment power. Such individuals serving as trustees disclaim beneficial ownership with respect to such shares.

(5) For all individuals, except for Messrs. Belas, Wetzel and Canonge, the share amounts include 10,322 shares of Common Stock that may be acquired through the exercise of stock options within 60 days of the record date. For Mr. Wetzel, includes 47,375 shares subject to such stock options. Mr. Belas' shares include 2,366 stock options. For Mr. Canonge, includes 32,187 shares subject to such stock options.

(6) Includes 219,478 stock options exercisable within 60 days of the record date.

*    Less than 1% of the outstanding common stock.

Biographical Information

         The principal occupation during the past five years of each nominee and director of the Company is set forth below.

Nominees for Directors:

         John C. Kelly is the manager and owner of Kelly's, Beaver Falls, Pennsylvania, a hardware, paint and gasoline retailer.

         John  M.  Rowse  is  a  pharmacist  at  the  Medical  Center,   Beaver,
Pennsylvania.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF THE ABOVE NOMINEES FOR DIRECTORS.

Continuing Directors:

         Douglas K. Brooks is retired. Mr. Brooks was previously president and chief administrative officer of John H. Brooks & Sons, Inc. and D&T Brooks, Inc., both located in Beaver Falls, Pennsylvania.

         Emlyn Charles is retired. Mr. Charles was previously president of P.M. Moore Company located in Aliquippa, Pennsylvania.

         Joseph D. Belas is currently a self-employed consultant. Previously, Mr. Belas was Senior Vice President of Economy Savings Bank, Aliquippa, Pennsylvania.

         Howard B. Lenox is retired. Mr. Lenox was previously a manager and a former partner of ComputerLand of Beaver, Pennsylvania.

         James P. Wetzel, Jr., is President and Chief Executive Officer of the Company.

Named Executive Officer Who is Not a Director

         Richard E. Canonge is Vice President-Finance, Treasurer and Chief Financial Officer of the Company and Bank.

Certain Other Executive Officers Who Are Not Directors

         David E. Ault, 55, is Vice President-Community Banking Officer in charge of community banking and Assistant Secretary of the Company.

         Joseph R. Pollock, III, 46, is Vice President-Lending of the Bank.

         Paul W. Jewell, 57, is Vice President-Human Resources and Business Development of the Bank.

Meetings and Committees of the Board of Directors

         During the year ended December 31, 2002, the Board of Directors of the Company met 34 times. During the year ended December 31, 2002, no director attended fewer than 75% of the total meetings of the Board of Directors of the Company and the Bank and committees on which such director served. In addition to other committees, the Company had a Nominating Committee, a Salary (Compensation) Committee, and an Audit Committee.

         The Nominating Committee consists of Directors Belas, Lenox, Kelly and Wetzel (Chairman). The committee presents its recommendations of nominees for Directors to the full Board for nomination. Nominations to the Board of Directors made by stockholders must be made in writing to the Secretary and received by the Company not less than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company. Notice to the Company of such nominations must include certain information required pursuant to the Company's Bylaws. The Nominating Committee, which is not a standing committee, met one time during the year ended December 31, 2002.

         The Salary (Compensation) Committee consists of Directors Belas, Brooks (Chairman), Charles, Kelly and Lenox. The Committee meets at least annually to review the performance and remuneration of the officers and employees of the Company. The Committee met three times during the year ended December 31, 2002.

         The Audit Committee is comprised of the non-employee directors Belas, Brooks, Charles, Lenox, and Kelly. The Audit Committee meets with the Company's independent certified public accountants to review the results of the annual audit and other related matters. The Board of Directors has determined that each of the members of the Audit Committee satisfy the requirements of the Nasdaq Stock Market as to independence, financial literacy and experience. The responsibilities of the members of the Audit Committee are set forth in the charter of the Audit Committee. The Audit Committee is a standing committee and, among other matters, is responsible for developing and maintaining the Company's audit program. The Committee also meets with the Company's independent auditors, to discuss the results of the annual audit and any related matters.

         In addition to regularly scheduled meetings, the Audit Committee is available either as a group or individually to discuss any matters that might affect the financial statements, internal controls or other financial aspects of the operations of the Company. The Audit Committee met six times during the year ended December 31, 2002.

Audit Committee Report

         Review of Audited Financial Statements with Management.

         The Audit Committee reviewed and discussed the audited financial statements for the year ended December 31, 2002 with the management of the Company.

         Review of Financial Statements and Other Matters with Independent Accountant.

         The Audit Committee discussed with S.R. Snodgrass, A.C. ("Snodgrass"), the Company's independent accountants, the matters required to be discussed by the statement on Auditing Standards No. 61 (Communications with Audit Committees), as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from Snodgrass required by Independence

Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with Snodgrass its independence.

         Recommendation that Financial Statements be Included in Annual Report.

         Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2002, for filing with the Securities and Exchange Commission.

         Audit Committee:

         Emlyn Charles, Chairman
         Joseph D. Belas
         Douglas K. Brooks
         Howard B. Lenox
         John C. Kelly

Audit Fees

         The aggregate fees billed by Snodgrass for professional services rendered for the audit of the Company's consolidated annual financial statements for the 2002 fiscal year and the reviews of the financial statements included in the Company's quarterly reports on Forms 10-QSB were approximately $52,000.

Financial Information Systems Design and Implementation Fees

         For the 2002 fiscal year, Snodgrass did not render to the Company and its consolidated subsidiaries professional services for financial information systems design and implementation.

All Other Fees

         The aggregate fees billed by Snodgrass to the Company and its consolidated subsidiaries for all other services other than those covered under "Audit Fees" for the 2002 fiscal year were approximately $15,800. These services consisted primarily of tax return services.

         The Audit Committee considered whether the provision of the non-audit services listed under "All Other Fees" above were compatible with maintaining Snodgrass' independence.

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                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
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        Non-employee members of Board of Directors of the Bank were paid an annual retainer of $19,200 during the year ended December 31, 2002 and are permitted 10 paid excused absences. Members of the Board's committees receive $100 per meeting attended. Directors received $200 per meeting attended for their service on the Board of the Company. For the year ended December 31, 2002, total fees paid by the Bank to directors were approximately $170,830,which includes dividend equivalents paid on stock options As of March 2003, the Bank has suspended indefinitely the dividend equivalents paid on stock options.

         The Company sponsors a Trustees Retirement Plan ("TRP") to provide retirement benefits to directors (formerly trustees in mutual form) of the Company who are not officers or employees ("Outside Trustees"). Any director who has served as an Outside Trustee is a participant in the TRP and payments under the TRP commence once the Outside Trustee ceases being a director of the Company. The TRP provides a retirement benefit based on the number of years of service to the Company. Outside Trustees receive 70% of the final average Board compensation (as defined in the TRP) for a period of 120 months following retirement (after not less than 15 years of Board service) or upon a termination of service following a change in control of the Company. At December 31, 2002, there were no payments made under the TRP.

         Stock Awards. On December 23, 2002, the stockholders of the Company approved the PHSB Financial Corporation 2002 Stock Option Plan (the "2002 Option Plan") and the Peoples Home Savings Bank 2002 Restricted Stock Plan (the "2002 RSP"). All non-employee directors each received options (as of the date of the stockholder approval) to purchase 7,100 shares of Common Stock under the 2002 Option Plan and 3,300 shares of restricted stock under the 2002 RSP. The options granted to these directors are exercisable at a rate of one-third annually commencing on the date of grant. Restricted stock granted to the above named directors vest at a rate of 20% annually commencing on the date of grant.

Executive Compensation

         The following table sets forth the cash and non-cash compensation awarded or earned by the named executive officers. Except as set forth below, no other executive officer of the Company had salaries and bonuses during the year ended December 31, 2002 which exceeded $100,000 for services rendered in all capacities to the Company.

                                       Annual Compensation           Long Term
                                       -------------------
                                                                  Compensation Awards
                                                                  -------------------

                                                                                        Securities
                            Fiscal                                Restricted Stock      Underlying         All Other
Name and Principal           Year      Salary($)     Bonus($)       Award(s) ($)     Options/SARs(#)    Compensation ($)
------------------           ----      ---------     --------       ------------     ---------------    ----------------
Position
James P. Wetzel, Jr.         2002      $185,325     $17,650         204,732(1)          31,100(3)         $58,351(4)
President and Chief          2001      $170,750     $15,450              --                 --            $41,561
  Executive Officer          2000      $154,500     $15,850              --                 --            $24,000

Richard E. Canonge           2002      $115,922          --         153,549(2)          23,000(3)         $35,620(5)
Vice President and           2001      $104,355          --              --                 --            $26,437
Chief Financial Officer      2000      $ 96,995          --              --                 --            $16,641

-------------------

(1) Represents awards of 13,200 shares of Common Stock under the 2002 RSP based upon the value of such stock of $15.51 per share as of the date of such award. As of December 31, 2002, value of unvested shares of restricted stock (8,800 shares) was $15.65 per share or $137,720 in the aggregate. Such stock awards become non-forfeitable at the rate of 4,400 shares per year commencing on December 23, 2002. Dividends are paid for all shares awarded.

(2) Represents awards of 9,900 shares of Common Stock under the 2002 RSP based upon the value of such stock of $15.51 per share as of the date of such award. As of December 31, 2002, value of unvested shares of restricted stock (6,600 shares) was $15.65 per share or $103,290 in the aggregate. Such stock awards become non-forfeitable at the rate of 3,300 shares per year commencing on December 23, 2002. Dividends are paid for all shares awarded.

(3) Represents award of options exercisable at the rate of 50% per year commencing on December 23, 2002. The exercise price equals the market value of common stock on the date of grant of $15.51.


(4) Represents $8,076 employer contributions to the Company's 401(k) profit sharing plan, $10,821 of dividend equivalents paid on stock options, and 2,521 shares allocated under the ESOP, at an average cost of $15.65 per share. At December 31, 2002, the market value of such ESOP shares was approximately $39,454. As of March 2003, the Bank has suspended indefinitely the dividend equivalents paid on stock options.


(5) Represents $4,767 employer contributions to the Company's 401(k) profit sharing plan, $7,597 of dividend equivalents paid on stock options, and 1,486 shares allocated under the ESOP, at an average cost of $15.65 per share. At December 31, 2002, the market value of such ESOP shares was approximately $23,256. As of March 2003, the Bank has suspended indefinitely the dividend equivalents paid on stock options.

         Stock Awards. The following table sets forth information with respect to previously awarded stock options to purchase the Common Stock granted in 2002 to the named executive officers and held by them as of December 31, 2002. The Company has not granted to the named executive officers any stock appreciation rights.

                            OPTION GRANTS IN LAST FISCAL YEAR

                          Number of        Percent of
                         Securities      Total Options
                         Underlying        Granted to      Exercise or
                           Option         Employees in      Base Price
          Name           Granted (#)      Fiscal Year         ($/Sh)          Expiration Date
          ----           -----------      -----------         ------          ---------------
James P. Wetzel, Jr.       31,100            27.9%            15.51          December 23, 2012

Richard E. Canonge         23,000            20.6%            15.51          December 23, 2012


                                  Aggregated Option in Last Fiscal Year, and FY-End Option Values
                                  ---------------------------------------------------------------
                                                                            Number of Securities
                                                                           Underlying Unexercised         Value of Unexercised
                                                                                 Options at               In-The-Money Options
                            Shares Acquired                                      FY-End (#)                   at FY-End ($)
Name                        on Exercise (#)     Value Realized($)(1)     Exercisable/Unexercisable      Exercisable/Unexercisable
----                        ---------------     --------------------     -------------------------      -------------------------
James P. Wetzel, Jr.              --                    --                    47,375 / 15,550             304,621(1) / 2,177(2)

Richard E. Canonge                --                    --                    32,187 / 11,500             206,962(1) / 1,610(2)

----------------------
(1) Based upon an exercise price of $9.22 per share and estimated price of $15.65 at December 31, 2002.

(2) Based upon an exercise price of $15.51 per share and an estimated price of $15.65 at December 31, 2002.


Other Benefits

         Employment Agreement. The Bank entered into a separate three-year employment agreements with Messrs. Wetzel and Canonge. The agreements provide that these individuals may be terminated by the Bank for "just cause" as defined in the agreements. If the Bank terminates these individuals without just cause, they will be entitled to a continuation of salary from the date of termination through the remaining term of the agreement. The employment agreements also contain a provision stating that in the event of involuntary termination of employment in connection with any change in control of the Bank or the Company, these individuals will be paid a lump sum amount equal to 2.999 times their prior five year annual average taxable compensation. In the event of a change of control as of December 31, 2002, Messrs. Wetzel and Canonge would have received approximately $635,475 and $376,230, respectively.

         Supplemental Executive Retirement Plan ("SERP"). Effective January 1, 1995, the Bank adopted an unfunded SERP for the benefit of Mr. Wetzel, Jr. The targeted level of retirement benefits under the SERP are calculated as 2.25% of the final average compensation (as defined in the SERP) times years of service, reduced by payments under the Company's defined benefit pension plan. Benefits payable prior to age 65 are reduced by 2.5% for each year of payment prior to age 65. The SERP provides that the Company will pay the benefits under the SERP for a period of 120 months. Benefits under the SERP are immediately payable upon death or disability of the participant, or upon the termination of the participant (other than for cause), after obtaining age 55. For the year ended December 31, 2002, Mr. Wetzel had an accrued SERP benefit of approximately $232,172 and such benefit under the SERP was vested.

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                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
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         The Bank has followed the policy of offering residential mortgage loans for the financing of personal residences, share loans, and consumer loans to its officers, directors and employees. Loans are made in the ordinary course of business and also made on substantially the same terms and conditions, including interest rate and collateral, as those of comparable transactions prevailing at the time with other persons, and do not include more than the normal risk of collectibility or present other unfavorable features.

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      PROPOSAL 2 -- RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS
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         Snodgrass was the Company's independent public accountants for the 2002 fiscal year. The Board of Directors has appointed Snodgrass to be its independent accountants for the fiscal year ending December 31, 2003, subject to ratification by the Company's stockholders. A representative of Snodgrass is expected to be present at the Meeting to respond to stockholders' questions and will have the opportunity to make a statement if the representative so desires.

         RATIFICATION OF THE APPOINTMENT OF THE ACCOUNTANTS REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTES CAST BY THE STOCKHOLDERS OF THE COMPANY AT THE MEETING. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF SNODGRASS AS THE COMPANY'S ACCOUNTANTS FOR THE 2003 FISCAL YEAR.

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                             STOCKHOLDER PROPOSALS
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         In order to be considered for inclusion in the Company's proxy statement for the annual meeting of stockholders to be held in 2003, all stockholder proposals must be submitted to the Secretary at the Company's office, 744 Shenango Road, Beaver Falls, Pennsylvania 15010, on or before November 25, 2003. Under the Articles of Incorporation, in order to be considered for possible action by stockholders at the 2004 annual meeting of stockholders, stockholder nominations for director and stockholder proposals not included in the Company's proxy statement must be submitted to the Secretary of the Company, at the address set forth above, no later than February 24, 2004.

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                                  MISCELLANEOUS
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         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

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                                   FORM 10-KSB
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A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB AS FILED WITH THE SECURITIES EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, PHSB FINANCIAL CORPORATION, 744 SHENANGO ROAD, BEAVER FALLS, PENNSYLVANIA 15010.

                                      BY ORDER OF THE BOARD OF DIRECTORS




                                      /s/John M. Rowse
                                      ----------------
                                      John M. Rowse
                                      Secretary

Beaver Falls, Pennsylvania
March 24, 2003

                                                                     APPENDIX A


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                           PHSB FINANCIAL CORPORATION
                                744 SHENANGO ROAD
                        BEAVER FALLS, PENNSYLVANIA 15010
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                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 24, 2003
--------------------------------------------------------------------------------

         The undersigned hereby appoints the Board of Directors of the Company, or its designee, with full powers of substitution to act, as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at Chippewa Township Municipal Building, 2811 Darlington Road, Chippewa Township, Pennsylvania, on Thursday, April 24, 2003, at 9:00 a.m., local time, and at any and all adjournments thereof, as follows:


                                                  FOR           WITHHELD
                                                  ---           --------

1.       The election of directors as             |_|              |_|
         nominees listed below (except as
         marked to the contrary):

           John C. Kelly
           John M. Rowse

         (Instruction: To withhold authority
         to vote for any individual nominee,
         write that nominee's name on the
         space provided below)

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                                           FOR         AGAINST       ABSTAIN

2.       The ratification of the           |_|           |_|           |_|
         appointment of S.R. Snodgrass,
         A.C. as independent accountants
         for the Company for the fiscal
         year ending December 31, 2003.


         The  Board of  Directors  recommends  a vote  "FOR"  the  above  listed
                                                        ---
propositions.

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THIS SIGNED PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR THE PROPOSITION STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS SIGNED PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
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                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this Proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this Proxy by filing a subsequently dated Proxy or by written notification to the Secretary of the Company of his or her decision to terminate this Proxy.

         The undersigned acknowledges receipt from the Company prior to the execution of this Proxy of a Notice of the Annual Meeting, a Proxy Statement dated March 24, 2003, and the 2002 Annual Report.


Dated:               , 2003           |_|      Please check here if you plan to
        -------------                          attend the Meeting.



---------------------------------              --------------------------------
PRINT NAME OF STOCKHOLDER                      PRINT NAME OF STOCKHOLDER




---------------------------------              --------------------------------
SIGNATURE OF STOCKHOLDER                       SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on the enclosed card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.


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PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
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